UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 10-D

Asset-Backed Issuer

Distribution Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

For the monthly distribution period from September 1, 2011 to September 30, 2011

Commission File Number of issuing entity: 000-23108

Discover Card Master Trust I

(Exact name of issuing entity as specified in its charter)

Commission File Number of sponsor and depositor: 033-54804

Discover Bank

(Exact name of sponsor and depositor as specified in its charter)

	Delaware	51-0020270
	(State or jurisdiction of Incorporation or organization of the issuing entity)	(IRS Employer Identification Number)

c/o Discover Bank
12 Read's Way
	New Castle, Delaware	19720
	(Address of principal executive offices of the issuing entity )	(Zip Code)

(302)	323-7315
(Telephone Number, including area code)

Title of Class	Registered/reporting pursuant to (check one)

Section 15(d)
Credit Card Pass -Through Certificates	x

Each class of Credit Card Pass-Through Certificates to which this report on Form 10-D relates is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934. The title of each class of Credit Card Pass-Through Certificates to which this report on Form 10-D relates is set forth in Item 1 hereof.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes x No ___

PART I DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information

Delay of Commencement of Accumulation Period:

On September 27, 2011, the commencement of the Accumulation Periods for certain series of Discover Card Master Trust I (the "Master Trust") certificates was delayed, pursuant to the terms of the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 2010, as amended, (the "Pooling and Servicing Agreement") by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, and the applicable series supplements thereto.

Series 2005-4, Subseries 2. The commencement of the Accumulation Period for Series 2005-4, Subseries 2 was delayed until April 1, 2012 (the first day of the Due Period related to the May 2012 Distribution Date).

Series 2007-3, Subseries 2. The commencement of the Accumulation Period for Series 2007-3, Subseries 2 was delayed until March 1, 2012 (the first day of the Due Period related to the April 2012 Distribution Date).

Monthly Performance Data:

Pool and performance data with respect to the receivables that comprise the assets of the Master Trust and the publicly issued and outstanding series of the Master Trust are set forth in the attached Monthly Certificateholders' Statements, as follows:

(A) Series 2005-4, Subseries 2:

On October 17, 2011 the Registrant made available the Monthly Certificateholders' Statement for September 2011 with respect to Series 2005-4, Subseries 2, which is attached as Exhibit 99(a) hereto.

(B) Series 2006-2, Subseries 3:

On October 17, 2011 the Registrant made available the Monthly Certificateholders' Statement for September 2011 with respect to Series 2006-2, Subseries 3, which is attached as Exhibit 99(b) hereto.

(C) Series 2006-3:

On October 17, 2011, the Registrant made available the Monthly Certificateholders' Statement for September 2011 with respect to Series 2006-3, which is attached as Exhibit 99(c) hereto.

October 17, 2011 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on September 15, 2011). Accordingly, Series 2006-3 terminated after the final payment on October 17, 2011 and no further Monthly Certificateholders' Statements will be forwarded to Certificateholders of this Series.

(D) Series 2007-2:

On October 17, 2011 the Registrant made available the Monthly Certificateholders' Statement for September 2011 with respect to Series 2007-2, which is attached as Exhibit 99(d) hereto.

(E) Series 2007-3, Subseries 2:

On October 17, 2011 the Registrant made available the Monthly Certificateholders' Statement for September 2011 with respect to Series 2007-3, Subseries 2, which is attached as Exhibit 99(e) hereto.

Series 2007-CC Collateral Certificate:

On October 17, 2011, the Registrant made available the Monthly Certificateholders' Statement for September 2011 with respect to Series 2007-CC, which has been previously disclosed in the Report on Form 10-D of Discover Card Execution Note Trust (the "Note Issuance Trust") filed on October 17, 2011 (file number 333-141703-02). Series 2007-CC supports the notes issued by the Note Issuance Trust.

PART II OTHER INFORMATION

Item 2. Legal Proceedings

Arbitration and Litigation

In the normal course of business, from time to time, Discover Bank and/or one or more its affiliates have been named as a defendant in various legal actions, including arbitrations, class actions, and other litigation, arising in connection with our activities. Certain of the actual or threatened legal actions include claims for substantial compensatory and/or punitive damages or claims for indeterminate amounts of damages. Discover Bank has historically relied on the arbitration clause in its cardmember agreements, which has in some instances limited the costs of, and our exposure to, litigation, but there can be no assurance that Discover Bank will continue to be successful in enforcing the arbitration clause in the future. Legal challenges to the enforceability of these clauses have led most card issuers and may cause Discover Bank to discontinue their use, and there are bills pending in Congress to directly or indirectly prohibit the use of pre-dispute arbitration clauses. Further, Discover Bank and/or one or more of its affiliates are involved in pending legal actions challenging the arbitration clause. Discover Bank and its affiliates are also involved, from time to time, in other reviews, investigations and proceedings (both formal and informal) by governmental agencies regarding our business, including, among other matters, accounting, tax and operational matters, some of which may result in adverse judgments, settlements, fines, penalties, injunctions, or other relief. For example, the FDIC is currently reviewing Discover Bank’s marketing practices with respect to its fee-based products, including its payment protection fee product, and the FDIC has notified Discover Bank that it plans to take an enforcement action against Discover Bank. Since well before the FDIC’s review began, Discover Bank has made changes to both its fee-based products and program, and Discover Bank believes its current practices substantially address the FDIC’s concerns. Litigation and regulatory actions could also adversely affect Discover Bank’s reputation. Discover Bank contests liability and/or the amount of damages as appropriate in each pending matter.

Protection Products Cases

On December 6, 2010, the Attorney General for the State of Minnesota filed a lawsuit against Discover in the District Court for Hennepin County, Minnesota (Minnesota v. Discover Financial Services, Discover Bank and DFS Services, LLC). The lawsuit challenges Discover’s enrollment of its cardmembers in various fee based products under Minnesota law. The remedies sought in the lawsuit include an injunction prohibiting Discover from engaging in the alleged violations, restitution for all persons allegedly injured by the complained of practices, civil penalties and costs. Discover will seek to vigorously defend all claims asserted against it. Discover Bank is not in a position at this time to assess the likely outcome or its exposure, if any, with respect to this matter.

On August 16, 2011, the Attorney General of West Virginia filed a lawsuit against Discover in the Circuit Court of Mason County, West Virginia (West Virginia v. Discover Financial Services, Inc., Discover Bank, DFS Services LLC et al.). The lawsuit asserts various claims related to Discover’s marketing and administration of various fee based products under West Virginia law. The relief sought in the lawsuit includes an injunction prohibiting Discover from engaging in the alleged violations, restitution and disgorgement of monies received from the complained of practices, civil penalties and costs. Discover will seek to vigorously defend all claims asserted against it. Discover Bank is not in a position at this time to assess the likely outcome or its exposure, if any, with respect to this matter.

On August 26, 2011, the Attorney General of Missouri issued a request for information to Discover Financial Services in connection with an investigation to determine whether Discover has engaged in conduct that violates Missouri law in the marketing of Discover Payment Protection to credit card customers. Discover is cooperating with the Attorney General in the investigation.

As of April 30, 2011, there were eight putative class action cases pending in relation to the sale of Discover’s payment protection fee product. Each of these lawsuits challenges Discover’s marketing practices with respect to marketing its payment protection fee product to its cardmembers under various state laws and the Truth in Lending Act. The plaintiffs seek monetary remedies including unspecified damages and restitution, attorneys’ fees and costs, and various forms of injunctive relief including an order rescinding the payment protection fee product enrollments of all class members. All of the cases have been transferred to the U.S. District Court for the Northern District of Illinois. In June 2011, Discover and class counsel entered into a preliminary global settlement of all of the pending class actions. The settlement is subject to judicial approval.

Item 3. Sales of Securities and Use of Proceeds

Increase of Series Investor Interest for Series 2007-CC

On September 20, 2011, the Note Issuance Trust issued $800,000,000 principal amount of the DiscoverSeries Class A(2011-3) Notes, which are supported by the collateral certificate issued by the Master Trust pursuant to the Pooling and Servicing Agreement and the Series 2007-CC Supplement, as amended (the "Series 2007-CC Supplement"), dated as of July 26, 2007, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee of the Master Trust. Pursuant to the Series 2007-CC Supplement, Discover Bank transferred to the Note Issuance Trust an additional $800,000,000 fractional undivided interest in the assets of the Master Trust as represented by an increase in the series investor interest for the collateral certificate. The Note Issuance Trust paid the proceeds of the issuance to Discover Bank in exchange for such additional fractional undivided interest.

Increase of Principal Amount of Class D(2009-1) Notes

September 20, 2011, Discover Bank, pursuant to Section 2.03 of the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of July 2, 2009, among the Note Issuance Trust, as Issuer, Discover Bank, as Depositor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time, by and between the Note Issuance Trust, as Issuer, and the Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes on September 20, 2011 was in the amount of $93,854,749, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,471,173,185. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended (the "Act"). The Class D(2009-1) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Master Trust that secures the DiscoverSeries Notes was increased by $93,854,749 on September 20, 2011. The Note Issuance Trust paid the net proceeds from this issuance to Discover Bank in exchange for increase in the investor interest in receivables represented by the collateral certificate.

Additional information regarding the collateral certificate and the Class A and Class D notes of the DiscoverSeries has been previously disclosed in the prospectus (the “Prospectus”), dated September 19, 2011, and the prospectus supplement thereto, dated September 19, 2011 (the "Prospectus Supplement"), each previously filed by us with the Securities and Exchange Commission on September 19, 2011 (file numbers 333-167413, 333-167413-01 and 333-167413-02).

Series 2007-CC shall not be subordinated in right of payment to any other series or subseries, and no other series or subseries other than Series 2009-SD shall be subordinated in right of payment to Series 2007-CC.

Increase in Series Investor Interest of Series 2009-SD Certificates

On September 20, 2011, Discover Bank increased the Series Investor Interest of the Series 2009-SD Certificates by $17,877,094, resulting in a Series Investor Interest of the Series 2009-SD Certificates of $340,194,273 as of the date of increase. The increase was automatically made pursuant to Section 2.03 of the Certificate Purchase Agreement (the “Certificate Purchase Agreement”), dated as of September 23, 2009, among Discover Bank, as Master Servicer, Servicer, and Seller, and the purchasers named therein and Section 31 of the Series Supplement (the "Series 2009-SD Supplement"), dated as of September 23, 2009, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time, by and between Discover Bank, as Master Servicer, Servicer, and Seller, and U.S. Bank National Association, as Trustee. The Series 2009-SD Certificates were sold to purchasers in reliance upon the exemption contained in Section 4(2) of the Act. The Certificates were sold at par value for cash, with no applicable underwriting discounts or commissions.

The Master Trust allocates collections and interchange among the series, including Series 2009-SD, based on each series' investor interest in receivables. The Master Trust also allocates receivables that Discover Bank has charged-off as uncollectible to each series based on the investor interest in the receivables. Each series supplement to the Pooling and Servicing Agreement, including the Series 2009-SD Supplement, will specify the percentage of collections, interchange, if applicable, and charged-off receivables that are allocated to the series at each point in time. These percentages vary based on a number of factors, including whether the Master Trust or the Note Issuance Trust, as applicable, has started to pay principal to investors of any series or an amortization event, early redemption event or event of default has occurred and is continuing. These percentages may, under certain circumstances, differ for finance charge collections, principal collections, interchange and charged-off amounts. When Discover Bank charges off a receivable as uncollectible, it reduces the amount of principal receivables in the Master Trust, and allocates a portion of the amount charged-off against the investor interest in receivables represented by each certificate, including an allocation to the Series 2009-SD Certificates based on the class percentage of charged-off receivables for Series 2009-SD. However, unlike other series issued by the Master Trust, the investor interest in receivables for the Series 2009-SD Certificates will not decline as a result of unreimbursed charge-offs or the use of principal collections to pay interest or servicing fees or to reimburse charge-offs for other series of Master Trust certificates and the DiscoverSeries notes. The Master Trust generally uses finance charge collections (including recoveries on charged-off accounts), interchange, investment income and subordinate series collections, if applicable, to pay interest, servicing fees and to reimburse certificateholders and Note Issuance Trust noteholders, as applicable, for charged-off receivables allocated to them. The Master Trust generally uses principal collections to either pay principal to investors or to pay Discover Bank in exchange for new receivables that cardmembers have generated on the accounts that are part of the Master Trust.

In general, the Master Trust will use each series’ or subseries’ share of collections, other income and subordinate series collections, if applicable, to make required payments to investors, to pay its servicing fees and to reimburse its share of charged-off amounts. Series 2009-SD (a subordinate series) will use its share of collections to pay its servicing fees and to reimburse its share of charged-off amounts. It will then make its remaining collections, including principal collections, available to all Master Trust series or subseries (including Series 2007-CC) on an as-needed basis pursuant to the Series 2009-SD Supplement. Principal collections for Series 2009-SD that are not reallocated will be retained by Series 2009-SD and applied to principal payments or reinvestments in new receivables, as applicable, in accordance with the cash flows for Series 2009-SD. If Series 2009-SD does not have enough collections and other income in any month, the Master Trust may use excess collections and other income available from other series or subseries to make payments for Series 2009-SD.

No Approval or Notification of Certain Events

The approval of, or notification to, outstanding certificateholders of the Master Trust or noteholders of the Note Issuance Trust is not required in connection with a new issuance of certificates or notes. Discover Bank, in its capacity as “Seller” under the Pooling and Servicing Agreement, may from time to time direct the trustee for the Master Trust to issue new series of certificates, or increase the size of series by issuing additional certificates, subject to certain requirements, including confirmation from rating agencies that such new issuance would not result in the reduction or downgrade of the ratings of any class of any series then outstanding. Discover Bank, as beneficiary under the trust agreement for the Note Issuance Trust, may also direct the Note Issuance Trust to issue additional notes and may agree to increase the investor interest in receivables represented by the collateral certificate issued with respect to the Note Issuance Trust by a corresponding amount.

Discover Bank may, in its sole discretion, subject to certain limitations, designate additional credit card accounts originated by Discover Bank or its affiliates, the receivables in which are to be added to the Master Trust, or convey interests in other credit card receivables pools to the Master Trust. In addition, Discover Bank will be required to designate additional credit card accounts, the receivables in which are to be added to the Master Trust, if the aggregate amount of principal receivables in the Master Trust on the last day of any month is less than a minimum level that relates to the sum of investor interests for all series then outstanding. Discover Bank, subject to certain limitations, may, but is not obligated to, remove credit card accounts from the Master Trust. These limitations include confirmation that, notwithstanding the removal of accounts, the minimum principal receivables balance in the Master Trust will be maintained and affirmation from rating agencies that the removal will not cause a lowering or withdrawal of their then current ratings on any class of any outstanding series of certificates.

PART II OTHER INFORMATION

Item 9.		Exhibits
Exhibit No.		Description
99	(a)	Monthly Certificateholders' Statement, related to the month ending
September 30, 2011, for Series 2005-4, Subseries 2.
99	(b)	Monthly Certificateholders' Statement, related to the month ending
September 30, 2011, for Series 2006-2, Subseries 3.
99	(c)	Monthly Certificateholders' Statement, related to the month ending
September 30, 2011, for Series 2006-3.
99	(d)	Monthly Certificateholders' Statement, related to the month ending
September 30, 2011, for Series 2007-2.
99	(e)	Monthly Certificateholders' Statement, related to the month ending
September 30, 2011, for Series 2007-3, Subseries 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DISCOVER BANK
(Depositor)

/s/ Michael F. Rickert
___________________________________
Michael F. Rickert
Vice President, Chief Financial Officer
and Treasurer

Date: October 17, 2011

EXHIBIT INDEX
Exhibit No.		Description

99	(a)	Monthly Certificateholders' Statement, related to the
month ending September 30, 2011, for Series 2005-4, Subseries 2.

99	(b)	Monthly Certificateholders' Statement, related to the
month ending September 30, 2011, for Series 2006-2, Subseries 3.

99	(c)	Monthly Certificateholders' Statement, related to the
month ending September 30, 2011, for Series 2006-3.

99	(d)	Monthly Certificateholders' Statement, related to the
month ending September 30, 2011, for Series 2007-2.

99	(e)	Monthly Certificateholders' Statement, related to the
month ending September 30, 2011, for Series 2007-3, Subseries 2.